EXHIBIT 99.1

                                         Georgia-Pacific Corporation - Georgia-Pacific Group
                                                 BUILDING PRODUCTS PLANTS AND MILLS
                                             Capacities are stated as of January 1, 2000


     STRUCTURAL PANEL PLANTS:  22
     Softwood Plywood Plants:  16                                    Oriented Strand Board Plants:  6
     5,506,000,000 sq. ft. annual capacity, 1/8" basis               1,830,000 sq. ft. annual capacity, ?" basis
     5,314,000,000 sq. ft. 1999 shipments    Capacity:  sq. ft.      1,873,000,000 sq. ft. 1999 shipments  Capacity:  sq. ft.
     ----------------------------------------------------------      --------------------------------------------------------
                                                                     MAINE
     ALABAMA                                                         Woodland........................................200,000,000
     Peterman......................................315,000,000       MISSISSIPPI
     Talladega.....................................322,000,000       Grenada.........................................365,000,000
     ARKANSAS                                                        NORTH CAROLINA
     Crossett......................................665,000,000       Dudley..........................................170,000,000
     Fordyce.......................................310,000,000       VIRGINIA
     FLORIDA                                                         Brookneal.......................................365,000,000
     Hawthorne.....................................370,000,000       Skippers........................................365,000,000
     GEORGIA                                                         WEST VIRGINIA
     Madison.......................................367,000,000       Mt. Hope........................................365,000,000
     Monticello....................................347,000,000
     Warm Springs..................................340,000,000
                                                                     INDUSTRIAL PANEL PLANTS:
                                                                     22
     MISSISSIPPI                                                     Hardboard Plants:  7
                                                                     1,271,000 sq. ft. annual capacity, 1/8" basis
                                                                     1,145,000,000 sq. ft. 1999 shipments.......Capacity sq. ft.
     Gloster.......................................285,000,000       ARKANSAS
     Louisville....................................290,000,000       Little Rock.....................................163,000,000
                                                                     MINNESOTA
     Taylorsville..................................355,000,000       Duluth..........................................280,000,000
                                                                     NORTH CAROLINA
                                                                     Conway..........................................205,000,000
     NORTH CAROLINA                                                  OREGON
     Dudley........................................366,000,000       Lebanon.........................................163,000,000
     Whiteville....................................328,000,000
     SOUTH CAROLINA                                                  SOUTH CAROLINA
     Prosperity....................................250,000,000       Catawba.........................................290,000,000
     Russellville..................................260,000,000
     VIRGINIA                                                        WISCONSIN
     Emporia.......................................336,000,000       Phillips.........................................90,000,000
                                                                     Superior........................................140,000,000

                                        Georgia-Pacific Corporation - Georgia-Pacific Group
                                          BUILDING PRODUCTS PLANTS AND MILLS (CONTINUED)

PARTICLEBOARD PLANTS:  8                                          MEDIUM DENSITY FIBERBOARD PLANTS:  3
1,295,000,000 sq. ft. annual capacity,1/4" basis                   276,000,000 sq. ft. annual capacity,3/4" basis
1,233,000,000 sq. ft. 1999 shipments       Capacity:  sq. ft.     250,000,000 sq. ft. 1999 shipments           Capacity:  sq. ft.
                                                                  ---------------------------------------------------------------
GEORGIA                                                           GEORGIA
Monticello..........................................62,000,000    Monticello...........................................36,000,000
Vienna.............................................140,000,000    SOUTH CAROLINA
MICHIGAN                                                          Holly Hill..........................................100,000,000
Gaylord............................................255,000,000    CANADA
MISSISSIPPI                                                       Sault Sainte Marie, Ontario.........................140,000,000
Louisville.........................................140,000,000
Oxford.............................................200,000,000    Softboard Plant:  1
                                                                  250,000,000 sq. ft. annual capacity,1/2" basis
                                                                  216,000,000 sq. ft. 1999 shipments
                                                                  ---------------------------------------------------------------
                                                                                                               Capacity:  sq. ft.
                                                                  ---------------------------------------------------------------
Taylorsville.......................................174,000,000    VIRGINIA
SOUTH CAROLINA                                                    Jarratt.............................................250,000,000
Russellville.......................................174,000,000    OTHER WOOD PANEL PLANT:  1
                                                                  --------------------------
CANADA                                                            Particleboard Cut-to-size Operation:  1
                                                                  28,000,000 sq. ft. annual capacity
                                                                  28,000,000 sq. ft. 1999 shipments............Capacity:  sq. ft.
                                                                  ---------------------------------------------------------------
Bancroft, Ontario..................................150,000,000    MISSISSIPPI
                                                                  Eupora..............28,000,000
Hardwood Plywood Plants:  2
366,000,000 sq. ft. annual capacity, surface measure basis
363,000,000 sq. ft. 1999 shipments........Capacity:  sq. ft.
------------------------------------------------------------
GEORGIA
Savannah...........................................126,000,000
OREGON
Eugene.............................................240,000,000

                                        Georgia-Pacific Corporation - Georgia-Pacific Group
                                          BUILDING PRODUCTS PLANTS AND MILLS (CONTINUED)

LUMBER MILLS:  38
----------------------------

Southern Pine Sawmills:  20                                       Southern Pine Stud Mills:  4
1,778,000,000 bd. ft. annual capacity                             283,000,000 bd. ft. annual capacity
1,598,000,000 bd. ft. 1999 shipments        Capacity: bd. ft.     270,000,000 bd. ft. 1999 shipments           Capacity:  bd. ft.
---------------------------------------------------------------   ---------------------------------------------------------------

ALABAMA                                                           ARKANSAS
Fayette                                            122,000,000    Crossett.............................................70,000,000
ARKANSAS                                                          GEORGIA
El Dorado                                          110,000,000    Monticello...........................................74,000,000
FLORIDA                                                           MISSISSIPPI
Cross City                                          84,500,000    Taylorsville.........................................67,000,000
Palatka                                             76,000,000    SOUTH CAROLINA
GEORGIA                                                           Russellville.........................................72,000,000
Claxton                                             85,000,000
                                                                  Western Softwood Sawmills:  3
                                                                  457,000,000 bd. ft. annual capacity
                                                                  434,,000,000 bd. ft. 1999 shipments        Capacity:  bd. ft.
                                                                  -------------------------------------------------------------
Sterling                                           106,000,000    CALIFORNIA
Warrenton                                           85,000,000    Ft. Bragg                                         144,000,000
MISSISSIPPI                                                       OREGON
Bay Springs                                        123,500,000    Coos Bay                                          173,000,000
Columbia                                           115,000,000    Philomath                                         120,000,000
New Augusta                                        100,000,000
Roxie                                              104,500,000    Southern Hardwood Sawmills:  3
                                                                  58,000,000 bd. ft. annual capacity
                                                                  53,000,000 bd. ft. 1999 shipments       Capacity:  bd. ft.
                                                                  ----------------------------------------------------------
NORTH CAROLINA                                                    NORTH CAROLINA
Ahoskie                                             78,000,000    Bowdens                                            19,000,000
Creedmoor                                           71,000,000    Enfield                                            20,000,000
Dudley                                              83,500,000    SOUTH CAROLINA
Whiteville                                          72,000,000    Alcolu                                             19,000,000
OKLAHOMA
Idabel                                             100,000,000
SOUTH CAROLINA
McCormick                                           70,000,000
Prosperity                                          85,000,000
Varnville                                           72,000,000
VIRGINIA
Wakefield                                           35,000,000


                                        Georgia-Pacific Corporation - Georgia-Pacific Group
                                          BUILDING PRODUCTS PLANTS AND MILLS (CONTINUED)

                                                                  OTHER LUMBER FACILITIES:  17
                                                                  ------------------------------
Eastern Softwood Sawmill:  1                                      Laminated Veneer Lumber Mill:  1
66,000,000 bd. ft. annual capacity                                5,000,000 cu. ft. annual capacity
26,000,000 bd. ft. 1999 shipments          Capacity:  bd. ft.     3,500,000 cu. ft. 1999 shipments            Capacity:  cu. ft.
-------------------------------------------------------------     --------------------------------------------------------------
MAINE                                                             NORTH CAROLINA
Woodland............................................66,000,000    Roxboro...............................................5,000,000
Appalachian Hardwood Sawmills:  6
105,000,000 bd. ft. annual capacity
109,000,000 bd. ft. 1999 shipments..........Capacity:  bd. ft.    Lumber Planing Operations:
                                                                  50,000,000 sq. ft. annual capacity
                                                                  44,000,000 sq. ft. 1999 shipments............Capacity:  sq. ft.
                                                                  ---------------------------------------------------------------
PENNSYLVANIA                                                      MISSISSIPPI
Marble..............................................18,000,000    Tylertown............................................27,000,000
Tioga...............................................18,000,000    VIRGINIA
VIRGINIA                                                          Suffolk..............................................23,000,000
Buena Vista.........................................14,000,000    I Beam Manufacturing Operations:  2
                                                                  48,000,000 l. ft. annual capacity
                                                                  39,000,000 l. ft. 1999 shipments..............Capacity:  l. ft.
                                                                  ---------------------------------------------------------------
WEST VIRGINIA                                                     FLORIDA
Green Valley........................................20,000,000    Ocala................................................24,000,000
Rainelle............................................18,000,000    NORTH CAROLINA
Richwood............................................17,000,000    Roxboro..............................................24,000,000
                                                                  Pressure Treating Facilities:  12
                                                                  ---------------------------------
                                                                  ALABAMA - Louisville, Athens, Nauvod
                                                                  FLORIDA - Rockledge
                                                                  GEORGIA - Sterling
                                                                  ILLINOIS - Rochelle
                                                                  INDIANA - Richmond
                                                                  MAINE - Pleasant Hill
                                                                  MISSOURI -
                                                                  NORTH CAROLINA - Henderson, Roanoke Rapids
                                                                  SOUTH CAROLINA - Rock Hill
                                                                  TEXAS - Minola

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
                                        Georgia-Pacific Corporation - Georgia-Pacific Group
                                          BUILDING PRODUCTS PLANTS AND MILLS (CONTINUED)

GYPSUM                                                            OTHER GYPSUM PLANTS:  6
------------------                                                ----------------------------
Gypsum Board Plants:  21                                          Fire Door Core Plants:  2
7,066,000 sq. ft. annual capacity                                 650,000 cores annual capacity
6,366,000 sq. ft. 1999 shipments           Capacity:  sq. ft.     325,000 cores 1999 shipments              Capacity:  cores
-------------------------------------------------------------     ----------------------------------------------------------
CALIFORNIA                                                        MISSOURI
Antioch............................................340,000,000    Cuba...............................................335,000
Long Beach.........................................330,000,000    OREGON
GEORGIA                                                           Canby..............................................315,000
Brunswick..........................................570,000,000
Savannah...........................................300,000,000    Gypsum Joint System Plants:  4
INDIANA                                                           131,000 tons annual capacity
                                                                  74,000 tons 1999 shipments......................Capacity:  tons
                                                                  ---------------------------------------------------------------
Wheatfield.........................................500,000,000    FLORIDA
IOWA                                                              Ft. Lauderdale.....................................14,000
Fort Dodge.........................................390,000,000    GEORGIA
KANSAS                                                            Marietta...........................................39,000
Blue Rapids........................................160,000,000    TEXAS
MICHIGAN                                                          Acme (at gypsum board plant).......................30,000
Grand Rapids (2 plants) ...........................380,000,000    VIRGINIA
NEVADA                                                            Milford............................................28,000
Las Vegas..........................................270,000,000    CANADA
NEW HAMPSHIRE                                                     Longueuil, Quebec..................................20,000
Newington..........................................600,000,000
NEW JERSEY
Camden.............................................316,000,000    Gypsum Plaster Mills (at gypsum board plants)
                                                                  385,000 tons annual capacity
                                                                  390,000 tons 1999 shipments.....................Capacity:  tons
                                                                  ---------------------------------------------------------------
TEXAS                                                             CALIFORNIA
Acme...............................................645,000,000    Antioch............................................30,000
Sweetwater.........................................320,000,000    Long Beach.........................................10,000
UTAH                                                              GEORGIA
Sigurd.............................................160,000,000    Brunswick..........................................30,000
WASHINGTON                                                        KANSAS
Tacoma.............................................400,000,000    Blue Rapids.......................................210,000
WYOMING                                                           NEW JERSEY
Lovell.............................................300,000,000    Camden.............................................30,000
CANADA                                                            UTAH
Caledonia, Ontario (East)..........................475,000,000    Sigurd.............................................65,000
Edmonton, Alberta..................................250,000,000    CANADA
Surrey, British Columbia...........................220,000,000    Winnipeg, Manitoba.................................10,000
Winnipeg, Manitoba.................................140,000,000

                                       Georgia-Pacific Corporation - Georgia-Pacific Group
                                          BUILDING PRODUCTS PLANTS AND MILLS (CONTINUED)

CHEMICALS
---------------
Formaldehyde Plants:  14                                          Thermosetting Resin Plants:  15
2,410,000,000 lbs. annual capacity                                3,444,000,000 lbs. annual capacity
2,354,000,000 lbs. 1999 shipments             Capacity:  lbs.     3,659,000 lbs. 1999 shipments              Capacity:  lbs.
-------------------------------------------------------------     ----------------------------------------------------------
ARKANSAS                                                          ARKANSAS
Crossett...........................................180,000,000    Crossett......................................258,000,000
GEORGIA                                                           CALIFORNIA
Vienna.............................................120,000,000    Elk Grove......................................55,000,000
MICHIGAN                                                          Ukiah.........................................160,000,000
Beaver Creek.......................................145,000,000    GEORGIA
MISSISSIPPI                                                       Savannah (Port Wentworth).....................180,000,000
Louisville.........................................150,000,000    Vienna........................................250,000,000
Taylorsville.......................................290,000,000    MICHIGAN
NORTH CAROLINA                                                    Beaver Creek..................................251,000,000
Conway.............................................159,000,000    MISSISSIPPI
Healing Springs....................................175,000,000    Louisville....................................295,000,000
OHIO                                                              Taylorsville..................................225,000,000
Columbus...........................................235,000,000    NORTH CAROLINA
OREGON                                                            Conway........................................375,000,000
Albany.............................................178,000,000    OHIO
White City.........................................180,000,000    Columbus......................................110,000,000
SOUTH CAROLINA                                                    OREGON
Hampton.............................................65,000,000    Albany........................................235,000,000
Russellville.......................................278,000,000    Eugene........................................160,000,000
TEXAS                                                             White City....................................235,000,000
Houston............................................110,000,000    SOUTH CAROLINA
Lufkin.............................................145,000,000    Russellville..................................325,000,000
                                                                  TEXAS
                                                                  Lufkin........................................330,000,000

                                                                  OTHER BUILDING PRODUCTS FACILITIES
                                                                  ------------------------------------
                                                                  Roofing Plant - Felt:  1
                                                                  30,000 tons annual capacity
                                                                  23,000 tons 1999 shipments......................Capacity:  tons
                                                                  ---------------------------------------------------------------
                                                                  OKLAHOMA:  Pryor
                                                                  Dry roofing felt...................................30,000

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
                                        Georgia-Pacific Corporation - Georgia-Pacific Group
                                              BUILDING PRODUCTS DISTRIBUTION CENTERS

DOMESTIC:  63
---------------------------------
ALABAMA                                            LOUISIANA                                     NORTH DAKOTA
Birmingham                                         Baton Rouge                                   Fargo
ARKANSAS                                           New Orleans                                   Ohio
Little Rock                                        MAINE                                         OKLAHOMA
CALIFORNIA                                         Portland                                      Tulsa
Los Angeles                                        MARYLAND                                      OREGON
Fairmont                                           Baltimore                                     Portland
Riverside                                          MASSACHUSETTS                                 PENNSYLVANIA
Sacramento                                         Bellingham                                    Allentown
San Diego                                          MICHIGAN                                      Pittsburgh
COLORADO                                           Detroit                                       SOUTH CAROLINA
Denver                                             Grand Rapids                                  Charleston
CONNECTICUT                                        MINNESOTA                                     SOUTH DAKOTA
Newtown                                            Minneapolis                                   Sioux Falls
FLORIDA                                            St. Paul                                      TENNESSEE
Jacksonville                                       MISSISSIPPI                                   Erwin
Lake City                                          Jackson                                       Memphis
Miami                                              MISSOURI                                      Nashville
Pensacola                                          Kansas City                                   TEXAS
Tampa                                              Springfield                                   El Paso
GEORGIA                                            St. Louis                                     Fort Worth
Atlanta                                            NEW JERSEY                                    Harlingen
IDAHO                                              Denville                                      Houston
Boise                                              NEW MEXICO                                    Lubbock
ILLINOIS                                           Albuquerque                                   San Antonio
Chicago                                            NEW YORK                                      VERMONT
INDIANA                                            Buffalo                                       Burlington
Elkhart                                            Long Island                                   VIRGINIA
IOWA                                               NORTH CAROLINA                                Norfolk
Des Moines                                         Asheville                                     Richmond
KENTUCKY                                           Charlotte                                     WISCONSIN
Florence                                           Raleigh                                       Wausau
                                                   Whiteville
INTERNATIONAL:  1
-------------------------------
Vancouver, Canada

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
                                           Georgia-Pacific Corporation - Georgia-Pacific Group
                                              CONTAINERBOARD AND PACKAGING PLANTS AND MILLS
                                               Capacities are stated as of January 1, 2000


Linerboard (L) and Medium (M) Mills                                     Corrugated Packaging Plants:  51
3,793,000 tons annual capacity                                          3,502,000 tons annual capacity
3,778,000 tons 1999 shipments       Capacity:  tons                     2,941,000 tons 1999 shipments
---------------------------------------------------                     -----------------------------
FLORIDA
Palatka............................................100,000
GEORGIA                                                                 ALABAMA                                   NEW JERSEY
Cedar Springs (L)..................................828,000              Huntsville                                Milford (3)
Cedar Springs (M)..................................243,000              Tarrant City                              NEW MEXICO
MISSISSIPPI                                                             CALIFORNIA                                Santa Teresa
Monticello (L)...................................1,114,000              Anaheim                                   NEW YORK
OHIO                                                                    Buena Park                                Batavia
Massilon (M)........................................85,000              Madera                                    Schenectady
OREGON                                                                  Modesto                                   NORTH CAROLINA
Toledo (L).........................................522,000              San Francisco                             Asheboro (2)
Toledo (M).........................................374,000              West Fresno                               OHIO
VIRGINIA                                                                FLORIDA                                   Akron
Big Island (L).....................................288,000              Lake Placid                               Cincinnati
Big Island (M).....................................319,000              GEORGIA                                   Circleville
Masslon (M).........................................85,000              Albany                                    Cleveland
SOUTH CAROLINA                                                          Augusta                                   West Chester (3)
Sonoco (M).........................................190,000              Doraville                                 PENNSYLVANIA
                                                                        ILLINOIS                                  Bradford
Other Paperboard Mills - Bleached Board (B)
and Gypsum Paperboard (G):  6
638,000 tons annual capacity
607,000 tons 1999 shipments                Capacity:  tons
ARKANSAS                                                                Chicago                                   Mt. Wolf
Crossett (B).......................................206,500              Mount Olive                               Philadelphia
CALIFORNIA                                                              INDIANA                                   SOUTH CAROLINA
San Leandro (G) ....................................72,000              Indianapolis                              Spartanburg
GEORGIA                                                                 IOWA                                      TENNESSEE
Brunswick (B) .....................................120,000              Dubuque                                   Cleveland
NEW JERSEY                                                              Monticello                                Lebanon
Delair (G)..........................................60,000              LOUISIANA                                 Memphis
OKLAHOMA                                                                West Monroe                               Ooltewah
Pryor (G)...........................................69,000              MASSACHUSETTS                             TEXAS
                                                                        Franklin                                  Denton


CANADA                                                                  MICHIGAN                                  Waxahachie
Thorold, Ontario (G)...............................110,000              Jackson                                   VIRGINIA
Kraft Paper Mill:  1                                                    Milan                                     Martinsville
322,000 tons annual capacity
18,000 tons 1999 shipments.................Capacity:  tons
----------------------------------------------------------
FLORIDA                                                                 Owosso                                    WASHINGTON
Palatka............................................322,000              MISSOURI                                  Olympia
                                                                        Kansas City                               WISCONSIN
                                                                                                                  Oshkosh
                                                                                                                  Sheboygan

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
                                          Georgia-Pacific Corporation - Georgia-Pacific Group
                                                    PULP AND PAPER PLANTS AND MILLS
                                              Capacities are stated as of January 1, 2000

Communication Papers Mills:  7                                  Fluff (F) and Sulfite (S):  5
2,294,000 tons annual capacity                                  1,990,000 tons annual capacity
2,164,000 tons 1999 shipments       Capacity:  tons             1,805,000 tons 1999 shipments       Capacity tons
---------------------------------------------------             -------------------------------------------------
ARKANSAS                                                        ARKANSAS
Ashdown............................................824,000      Ashdown (HW)............................................145,000
Crossett...........................................224,000      Ashdown (SW).............................................30,000
LOUISIANA                                                       GEORGIA
Port Hudson........................................573,000      Brunswick (F)...........................................700,000
MAINE                                                           MAINE
Woodland...........................................130,000      Woodland (HW)...........................................380,000
MICHIGAN                                                        MISSISSIPPI
Kalamazoo..........................................140,000      New Augusta (HW)........................................150,000
WISCONSIN                                                       New Augusta (SW)........................................450,000
Nekoosa............................................218,000      WASHINGTON
Port Edwards.......................................125,000      Bellingham (S)..........................................135,000

Tissue Mills:  8                                                Tissue Product Mills:  10
1,079,000 tons annual capacity                                  1,284,000 tons annual capacity
826,000 tons 1999 shipments.............Capacity:  tons         790,000 tons 1999 shipments......................Capacity: tons
-------------------------------------------------------         ---------------------------------------------------------------
ARIZONA                                                         ARIZONA
Flagstaff...........................................42,000      Bellemont................................................82,000
ARKANSAS                                                        ARKANSAS
Crossett...........................................256,500      Crossett................................................227,500
FLORIDA                                                         FLORIDA
Palatka............................................222,000      Palatka.................................................170,000
ILLINOIS                                                        GEORGIA
Alsip...............................................60,500      LaGrange.................................................58,500
INDIANA                                                         NEW MEXICO
Gary................................................35,500      Toluca...................................................15,000
NEW YORK                                                        NEW YORK
Plattsburgh........................................154,000      Plattsburgh.............................................149,000
WASHINGTON                                                      Greenwich................................................73,500
Bellingham..........................................93,000      VERMONT
WISCONSIN                                                       Brattleboro..............................................81,500
Menasha............................................215,500      WASHINGTON
                                                                Bellemont................................................82,500
                                                                WISCONSIN
                                                                Neenah..................................................342,000


                                          Georgia-Pacific Corporation - Georgia-Pacific Group
                                              PULP AND PAPER PLANTS AND MILLS (CONTINUED)
OTHER PULP AND PAPER FACILITIES:  9
Other Converting Plants:  3                  Capacity:  tons
ARKANSAS:  Crossett
  Poly coating.....................................140,000
  101,000 tons shipped in 1999.
CALIFORNIA:  Madera
  Graphics Coralure.................................18,000
  22,000 tons shipped in 1999.                                  Other Chemical Plant:  1
                                                                7,000,000 gals. Annual capacity
                                                                7,000,000 gals. 1999 shipments......................Capacity:  gals.
                                                                --------------------------------------------------------------------
GEORGIA:  Valdosta                                              WASHINGTON:  Bellingham
  Preprinted linerboard.............................27,000      Alcohol....................................................7,000,000

  30,000 tons 1999 shipments                                    OTHER OPERATIONS:  2
Lignin Product Plants:  2                                       Polyethylene Film Plant:  1
                                                                21,000,000 lbs. Annual capacity
                                                                21,000,000 lbs. 1999 shipments.......................Capacity:  lbs.
                                                                --------------------------------------------------------------------
271,000 tons annual capacity                                    NORTH CAROLINA
250,000 tons 1999 shipments                Capacity:  tons      Hamlet....................................................21,000,000
----------------------------------------------------------
TEXAS:  Houston                                                 POLYETHYLENE WRAPPING PLANT:  1
                                                                6,500 tons annual capacity
                                                                6,000 tons 1999 shipments............................Capacity:  tons
                                                                --------------------------------------------------------------------
  Lignin converting.................................11,000      NEW YORK
WASHINGTON:  Bellingham                                         Warwick........................................................6,500
  Lignin...........................................260,000

Tall Oil and Specialty Chemical Plants:  3
408,000,000 lbs. Annual capacity           Capacity:  lbs.
ARKANSAS:  Crossett (2 plants)
  Tall oil......................................34,000,000
  9,000,000 lbs. 1999 shipments
Tall Oil Distillation..........................220,000,000
  223,000,000 lbs. 1999 shipments
  Rosin derivatives.............................18,000,000
  15,000,000 lbs. 1999 shipments
  Rosin size...................................107,000,000
79,000,000 lbs. 1999 shipments
ILLINOIS
Chicago.........................................29,000,000
5,000,000 lbs. 1999 shipments



                                              Georgia-Pacific Corporation - Georgia-Pacific Group
                                                          PAPER DISTRIBUTION CENTERS
          Total Locations:  331

ALASKA                           GEORGIA                  MISSISSIPPI               SOUTH CAROLINA
   Anchorage                        Atlanta (3)              Jackson                   Columbia
   Fairbanks                        College Park             Tupelo                    South Dakota
ALABAMA                             Columbus                 Montana                   Sioux Falls
   Birmingham (2)                   Doraville                Billings               TENNESSEE
   Dothan                           Gainesville              Great Falls               Chattanooga
   Mobile                           Macon                    Missoula                  Knoxville
ARKANSAS                            Marietta              NORTH CAROLINA               Memphis
   Bentonville                      Roswell                  Castle Hayne              Nashville (3)
   Little Rock                      Savannah                 Charlotte              TEXAS
ARIZONA                             Valdosta                 Garner                    Amarillo
   Flagstaff                     IOWA                        Winston-Salem             Arlington
   Glendale                         Cedar Rapids          NORTH DAKOTA                 Austin (2)
   Mesa                             Des Moines               Fargo                     Beaumont
   Phoenix                       IDAHO                    NEBRASKA                     Carrollton
   Tucson (2)                       Boise (2)                Omaha                     Corpus Christi
   Van Buren                        Idaho Falls           NEW HAMPSHIRE                Dallas (2)
   Yuma                          ILLINOIS                    Concord (2)               El Paso (2)
CALIFORNIA                          Addison (3)           NEW JERSEY                   Freeport
   Bakersfield                      Aurora                   East Rutherford           Ft. Worth
   Burlingame                       Chicago                  Little Ferry              Garland
   Chico                            Decatur                  Moonachie                 Harlingen
   City of Commerce (2)             Des Plaines              New Mexico                Houston
   Colton                           Elk Grove Village        Albuquerque (3)           Lake Charles
   El Cajon                         Itasca (2)               Farmington                Laredo
   El Centro                        Joliet                   Gallup                    Lubbock
   Emeryville                       Kankakee                 Las Cruces                Lufkin
   Escondido                        Lisle                    Roswell                   McAllen (2)
   Fresno (2)                       Milan                    Santa Fe                  San Antonio (2)
   Gardena                          Morton                   Nevada                    Tyler (2)
   Glover Beach                     Peoria                   Las Vegas (2)             Utah
   Hayward                          Quincy                   Sparks                    Salt Lake City
   Huntington Beach                 University Park       NEW YORK                     St. George
   Los Angeles (2)               INDIANA                     Albany                    Virginia
   Mira Loma                        Evansville               Binghamton                Norfolk
   Palm Springs                     Fort Wayne               Buffalo                   Richmond (2)
   Pleasanton                       Indianapolis             Deer Park              WASHINGTON
   Rancho Cucamonga                 South Bend (3)           Farmingdale               Kent

   Richmond                         Kansas                   Farmington                Pasco
   Sacramento                       Lenexa                   Johnson City              Renton
   Salinas                          Olathe                   Long Island City          Spokane (2)
   San Bernadino                    Wichita                  Mineola                   Yakima
   San Diego (3)                 KENTUCKY                    New York City (2)      WISCONSIN
   San Jose                         Louisville            OHIO                         Appleton (2)
   San Luis Obispo               LOUISIANA                   Cincinnati (3)            Brookfield
   Santa Ana                        Baton Rouge (2)          Columbus (2)              Ferndale
   Santa Barbara                    Lake Charles             Dayton                    Janesville
   Santa Clara                      Shreveport               Milford                   La Crosse
   Santa Rosa                    MASSACHUSETTS            OKLAHOMA                     New Berlin
   South San Francisco              Mansfield (3)            Oklahoma City             North Hudson
   Visalia                          Southborough             Tulsa (4)                 Wisconsin Rapids
   West Sacramento               MARYLAND                 OREGON                    WEST VIRGINIA
COLORADO                            Capitol Heights          Bend                      Huntington
   Aurora                           Frederick                Eugene (2)
   Colorado Springs                 Jessup                   Medford
   Denver                           Rockville                Merrill
   Eagle                         MAINE                       Milwaukie (3)
   Pueblo                           Bangor                   Pendleton
CONNECTICUT                      MICHIGAN                    Portland
   Milford                          Ann Arbor                Tigard
   Windsor (3)                      Kalamazoo
DELAWARE                            Lansing
   New Castle                       Livonia (2)
FLORIDA                             Rochester Hills       PENNSYLVANIA
   Clearwater (2)                   Saginaw                  Exton
   Ft. Lauderdale                   Southfield               Fort Washington
   Jacksonville (7)                 Sterling Hts.            Holmes
   Longwood                      MINNESOTA                   Philadelphia
   Miami (2)                        Brooklyn Park            Pittsburgh
   Miramar                          Minneapolis              East Providence
   Orlando (2)                      Roseville
   Sarasota                      MISSOURI
   St. Petersburg                   Independence
   Tallahassee                      St. Louis (3)
   Tampa (4)
   West Palm Beach

CANADA:   26                                          MEXICO:     22
-----------------------------------                   --------------
Alberta                                               Tlalnepantla
Edmonton                                              Queretaro
Calgary (2)                                           Veracruz
British Columbia                                      Guadalajara
New Westminister                                      Leon
Saanichlon                                            San Luis Potosi
Prince George                                         Puerto Vallarta
Manitoba                                              Morelia
Winnipeg (2)                                          Santa Catarina
New Brunswick                                         Reynosa
Moncton                                               Nuevo Laredo
Saint John                                            Hermosillo
Nova Scotia                                           Obregon
Dartmouth                                             Nogales
Ontario                                               Chihuahua
Ottawa                                                Juarez
Richmond Hill                                         Los Mochis
Windsor                                               Mazatlan
London                                                Tijuana
Scarborough                                           Cabo San Lucas
Mississauga (2)                                       Cancun
Thunder Bay                                           Acapulco
Quebec
Quebec
Lasalle
Dorval
St. Laurent (2)
Saskatchewan
Saskaloon
Regina